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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                              ---------------------

(Mark One)

[X]  REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
     1934

     Date of Report (Date of earliest event reported): September 6, 2002

                                       OR

[_] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     For the transition period from ___________ to ___________

                         Commission file number: 0-30863

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                              NETWORK ENGINES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                    Delaware                               04-3064173
 ----------------------------------------------        -------------------
 (State or other jurisdiction of incorporation)         (I.R.S. Employer
                                                       Identification No.)

             25 Dan Road, Canton, MA                          02021
    ----------------------------------------               ----------
    (Address of principal executive offices)               (Zip Code)

                                 (781) 332-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

On September 6, 2002, Network Engines, Inc. (the "Corporation") repurchased 159,331 shares of the common stock of the Corporation from Douglas G. Bryant, the Corporation's Vice President of Administration, Chief Financial Officer, Treasurer and Secretary, for $165,704 in a private transaction. The purchase price was determined based on the closing market price of the Corporation's common stock as of the purchase date. Mr. Bryant used the proceeds to repay all of the principal and interest owed by him to the Corporation under a loan agreement, which was due to be repaid to the Corporation on September 6, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  None

     (b)  None

     (c)  None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      NETWORK ENGINES, INC.

Date: September 9, 2002

                                      /s/ John H. Curtis
                                      ------------------------------------------
                                      John H. Curtis
                                      President and Chief Executive Officer
                                      (Principal Executive Officer)


                                      /s/ Douglas G. Bryant
                                      ------------------------------------------
                                      Douglas G. Bryant
                                      Vice President of Administration, Chief
                                      Financial Officer, Treasurer and Secretary
                                      (Principal Financial Officer and Principal
                                      Accounting Officer)